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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): May 30, 1997
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                            Merrill Lynch & Co., Inc.
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              (Exact Name of Registrant as Specified in its Charter)

       Delaware                  1-7182                     13-2740599
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(State or Other               (Commission                 (I.R.S. Employer
Jurisdiction of                File Number)                Identification No.)
Incorporation)

    World Financial Center, North Tower, New York, New York      10281-1332
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(Address of Principal Executive Offices)                           (Zip Code)

    Registrant's telephone number, including area code :      (212) 449-1000
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       (Former Name or Former Address, if Changed Since Last Report.)

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ITEM 5. OTHER EVENTS

Filed herewith is the computation of per common share earnings (Exhibit 11), which has been restated for the past five years and for the three months ended March 29, 1996 and March 28, 1997 to give effect to the two-for-one common stock split (as if such stock split had occurred at the beginning of the periods covered), effected in the form of a 100% stock dividend declared by the Corporation's Board of Directors on April 15, 1997 and paid on May 30, 1997. Also filed herein is a schedule of other common share data restated to give effect to the two-for-one common stock split mentioned above (as if such stock split had occurred at the beginning of the periods covered) for the past five years and the three months ended March 29, 1996 and March 28, 1997.

ITEM 7. FINANCIAL STATEMENTS, "PRO FORMA" FINANCIAL INFORMATION AND EXHIBITS

    (c) Exhibits
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        (11) Statement re: computation of per common share earnings

        (99) Additional Exhibits

             (i) Other common share data

                                        2
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         MERRILL LYNCH & CO., INC.
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                                                (Registrant)



                                         By: /s/ Joseph T. Willett
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                                                 Joseph T. Willett
                                                 Senior Vice President
                                                 Chief Financial Officer

    Date: May 30, 1997

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                                 EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION                                               PAGE
-----------       -----------                                              -----

   (11)           Statement re: computation of per common share earnings      5

   (99)           Additional Exhibits

                  (i) Other common share data                                 6


                                       4